UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): August 7, 2012

MONRO MUFFLER BRAKE, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2012, Monro Muffler Brake, Inc. (the “Company”), amended its Amended and Restated Credit Agreement (the “Amendment”), originally entered into on June 13, 2011, between RBS Citizens, N.A., as administrative agent; Bank of America, N.A., as syndication agent; JPMorgan Chase Bank, N.A. and Branch Banking and Trust Company, as co-documentation agents; and a syndicate of other lenders (the “Credit Agreement”).

The Amendment increases the borrowing capacity by $75,000,000 to a total of $250,000,000, and allows the Company to request an increase of an additional $75,000,000 to its borrowing capacity. The Amendment also extends the maturity date to December 17, 2017. All other unchanged terms under the Credit Agreement remain in full force and effect. A copy of the Amendment will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 29, 2012.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Credit Agreement provided in Item 1.01 hereof is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, in April 2011 the Board of Directors of the Company created the position of Lead Independent Director and established the duties of the Lead Independent Director in a charter adopted by the Board. On August 7, 2012, the Board of Directors authorized an amendment to the Company’s By-Laws to add Section 2.12, which updated the By-Laws to reflect the power the Board of Directors of the Company (the “Board”) to designate a Lead Independent Director in circumstances where the Chairman of the Board is not independent. Section 2.12 further confirms the power of the Board to authorize the Lead Director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. Such duties include, without limitation, the right to call meetings of the independent directors of the Board by written request to the President or Secretary of the Company. A copy of the amended By-Laws is attached to this current report as Exhibit 3.02 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.02	Amendedand Restated By-Laws, dated as of August 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO MUFFLER BRAKE, INC.
(Registrant)

December 20, 2012	By:	/s/ Catherine D’Amico
Catherine D’Amico
Executive Vice President – Finance, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description

3.02	Amended and Restated By-Laws, dated as of August 7, 2012.